                                                                   Exhibit 10.10

                                   L E A S E

ARTICLE I

          1.1  Subjects Referred To.
               --------------------

Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.

          Effective Date of this Lease:      December 1, 2000

          Premises:      The buildings and the land upon which it is located
                         known as and numbered 11 Riverside Street Nashua, New
                         Hampshire. The land is further described on Exhibit A attached hereto.

          Landlord:      Kristiania Corporation

                         11 Riverside Street

                         Nashua, NH 03062



          Tenant:        Storage Computer Corporation

                         11 Riverside Street

                         Nashua, NH 03062

          Initial Term:  Five (5) years, commencing on the Commencement Date, plus any fraction of a month in which the Commencement Date occurs.

         Extension Options:  Five years at then Fair Market Value

         Commencement Date:     January 1, 2001

         Fixed Rent for Initial Term:  1/st/ year $25,000.00 per month. For the next four years, each year the monthly
                                       rental shall be increased by the
                                       nationally measured Consumer Price Index.

         Fixed Rent for Extension Term:  See Section 4.2.2

         Permitted Uses: Manufacturing and office uses and other uses customarily incidental thereto.

Commercial General
                          Liability Insurance Limits: $1,000,000.00

                          Combined single limit per occurrence of $2,000,000,
                              plus umbrella coverage of $2,000,000.

Property Insurance: Full replacement cost - see Section 4.3.4.1

     Security Deposit:    None

           1.2    Exhibits.
                  --------

                             The Exhibits listed below in this section are
                          incorporated in this Lease by reference and are to be construed as a part of this Lease.

           EXHIBIT A.     Description of Land

           1.3    Table of Articles and Sections.
                  ------------------------------

ARTICLE I  1

1.1      Subjects Referred To........................................  1

1.2      Exhibits....................................................  2

1.3      Table of Articles and Sections..............................  2



ARTICLE II...........................................................  7

2.1      Premises ...................................................  7

2.2      Term........................................................  7

2.3      Options to Extend...........................................  7



ARTICLE III..........................................................  7

3.1      Commencement Date...........................................  7

ARTICLE IV

4.1      Net Lease...................................................  8

4.2      The Fixed Rent...............................................  8

4.2.1    Initial Term.................................................  8

4.2.2    Extension Term...............................................  8


4.3      Additional Rent..............................................  9

4.3.1    Real Estate Taxes............................................  9

4.3.2    Betterment Assessments....................................... 10

4.3.3    Tax Payments................................................. 10

4.3.4    Insurance.................................................... 10

4.3.5    Utilities.................................................... 12

4.3.6    Operating Expenses........................................... 12

4.3.7    Capital Expenditures......................................... 13

4.3.8    Payment to Mortgage.......................................... 13

ARTICLE V............................................................. 13

5.1      Affirmative Covenants........................................ 13

5.1.1    Perform Obligations.......................................... 13

5.1.2    Use.......................................................... 13

5.1.3    Repair and Maintenance....................................... 13

5.1.4    Compliance with Law.......................................... 13

5.1.5    Indemnification.............................................. 14

5.1.6    Landlord's Right to Enter.................................... 14

5.1.7    Personal Property at Tenant's Risk........................... 14

5.1.8    Yield Up..................................................... 15

5.1.9    Estoppel Certificate......................................... 15

5.1.10   Garbage, Trash and Refuse...................................  15

5.1.11   Outdoor Maintenance.........................................  15

5.2      Negative Covenants..........................................  16

5.2.1    Assignment and Subletting...................................  16

5.2.2    Overloading and Nuisance....................................  17

5.2.3    Hazardous Materials.........................................  17

5.2.4    Installation, Alterations or Additions......................  18

5.2.5    Signs.......................................................  19

5.2.6    Compliance with Insurance Regulations.......................  19


ARTICLE VI...........................................................  19

6.1      Quiet Enjoyment.............................................  19

6.2      Payments ...................................................  19


ARTICLE VII..........................................................  19

7.1      Termination.................................................  19

7.2      Restoration.................................................  20

7.3      Award.......................................................  21


ARTICLE VIII.........................................................  21

8.1      Events of Default...........................................  21

8.2      Remedies ...................................................  22

8.3      Remedies Cumulative.........................................  23

8.4      Landlord's Right to Cure Tenant's Defaults..................  23

8.5      Emergency Conditions........................................  24

8.6      Effect of Waivers of Default................................  24

8.7      No Waiver, etc...................................................  24

8.8      No Accord and Satisfaction.......................................  24


ARTICLE IX................................................................  24

9.1      Rights of Mortgage Holders.......................................  24

9.2      Lease Superior or Subordinate to Mortgages.......................  25

9.3      Non-Disturbance From Present Mortgage............................  25

9.4      Other Provisions Relating to Mortgages...........................  25


ARTICLE X.................................................................  26

10.1     Notices From One Party to the Other..............................  26

10.2     Lease Not to be Recorded.........................................  26

10.3     Limitation of Landlord's Liability...............................  26

10.4     Force Majeure....................................................  26

10.5     Applicable Law and Construction..................................  27

10.7     Interest ........................................................  27

10.8     Security Deposit.................................................  27

10.9     Voting Control of Tenant.........................................  27

10.10    Partnership......................................................  28

10.11    Entire Agreement.................................................  28

10.12    Captions, Etc....................................................  28

10.13    Partial Invalidity...............................................  28

10.14    Legal Expenses...................................................  28

10.15    Notice of Lease..................................................  29

10.16    Confidential Information.........................................  29

10.17    Cumulative Remedies..............................................  29

10.18    Submission Not an Offer..........................................  29

10.19    Corporate Authority..............................................  29

10.20    Waiver of Trial by Jury..........................................  29

10.21    Transferee Liability.............................................  29

10.22    Counterparts.....................................................  29

ARTICLE II

Premises and Term
-----------------

2.1   Premises. Landlord hereby leases to Tenant and Tenant hereby leases from
      --------
      Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, including, as appurtenant thereto, the right to park in the parking lot on or appurtenant to the Premises, to use the loading docks and service areas thereon and to use and enjoy any and all rights of pedestrian and vehicular access and egress over all driveways, roads, sidewalks and ways bounding or servicing the Premises. The Premises are subject to the encumbrances, restrictions and easements, if any, and shall have the benefit of, as appurtenant thereto, the rights and easements, if any, all as further described in the Title Commitment attached as Exhibit B. The Premises are further subject to all building and zoning laws, ordinances and governmental regulations now or hereafter in effect.

2.2   Term. TO HAVE AND TO HOLD for a term (the "Term") beginning on the
      ----
      Commencement Date (as determined pursuant to Section 3.1) and continuing for the Term, as described in Section 1.1, unless sooner terminated as hereinafter provided. A "Lease Year", as used herein, shall mean the twelve (12) month period commencing on the first day of the first full month of the Term, or on each anniversary thereof during the Term.

2.3   Options to Extend. Tenant shall have an option to extend the Initial Term
      -----------------
      for one (1) successive period of five (5) years (the "Extension Term"), provided (i) no material default in the obligations of Tenant under this Lease shall exist at either the time such option is exercised or the time such Extension Term begins (which condition Landlord may waive in writing) remaining uncured beyond any applicable grace period and (ii) Tenant shall give notice to Landlord of its exercise of such option not less than twelve (12) months prior to the expiration of the Initial Term. All of the terms and provisions of this Lease shall be applicable during the Extension Term, except that (a) Tenant shall have no option to extend the Term of the Lease beyond the last Extension Term provided herein and (b) Fixed Rent for an Extension Term shall be determined as provided in
      Section 4.2.2 hereof.

ARTICLE III

 Commencement Date
 -----------------


 3.1  Commencement Date: The Commencement Date of this Lease is January 1, 2001.
      -------------------------------------------------------------------------

ARTICLE IV

Rent
----

4.1     Net Lease. This Lease is a net lease and the Fixed Rent, Additional Rent
        ---------
        and all other sums payable hereunder to or on behalf of the Landlord shall be paid without notice or demand and without set off, except as specifically provided herein. It is intended that, except where specifically provided herein, Tenant and not Landlord shall bear all costs incurred in connection with the operation and maintenance of the Premises.

4.2     The Fixed Rent.
        -----------------

4.2.1   Initial Term. From and after the Commencement Date during the Initial
        ------------
        Term, Tenant covenants and agrees to pay Fixed Rent, as set forth in
        Section 1.1, to Landlord at the Original Address of Landlord or at such other place or to such other person or entity as Landlord may by notice in writing to Tenant from time to time direct, in equal monthly installments, in advance, on the first day of each calendar month included in the Term; and for any portion of a calendar month as of the Commencement Date or at the end of the Term, at the then applicable rate, payable in advance for such portion.

4.2.2   Extension Term. For an Extension Term, Fixed Rent and monthly
        --------------
        installments shall be as agreed or at Fair Market Rent as determined in accordance with the following procedures, however, in no event shall the Fair Market Rent for the Extended Term be less than the Fixed Rent during the last year of the Initial Term . Upon Tenant's request given not earlier than three (3) months prior to the last date by which Tenant is to give notice of an election to extend, Landlord shall designate the proposed Fixed Rent for the Extension Term, if the option were exercised. If Tenant disagrees with Landlord's designation of the proposed Fixed Rent, then Tenant shall have the right, by notice given within fifteen (15) days after Tenant has been notified of Landlord's designation, to submit the determination of the applicable Fixed Rent to arbitration as follows: If the parties shall not have agreed upon the Fixed Rent for the Extension Term within fifteen (15) days after Tenant's notice, then the Fair Market Rent ("Fair Market Rent") shall be determined by an appraiser acceptable to both Landlord and Tenant who shall be a member of the M.A.I. or A.S.R.E.C. (or successor professional organizations) and shall have at least ten (10) years experience appraising commercial property in the Greater Boston area. Landlord and Tenant shall share equally the expense of the appraiser. If the parties can not agree on an appraiser within ten (10) days of Tenant's notice, then either party may, with notice to the other, apply to the then governing board of A.S.R.E.C. (or any successor organization) for such appointment. "Fair Market Rent" shall be computed as of the applicable date at then general market conditions for comparable space used for the Permitted Uses, taking into account and giving effect, in determining comparability, without limitation, to such considerations as size, location, age and condition. Neither party shall be deemed under any compulsion to rent or lease space. The arbitrator shall not have the right to modify any other provision of the Lease except Fixed Rent.

4.3    Additional Rent. Tenant covenants and agrees to pay, as Additional Rent,
       ---------------
       taxes, betterment assessments, insurance costs, utility charges, operating expenses, special taxes and certain capital expenditures with respect to the Premises as provided in this Section 4.3 as follows:

4.3.1  Real Estate Taxes.
       -----------------

(a) Tenant shall pay all taxes levied or assessed by, or becoming payable to the municipality or any governmental authority having jurisdiction of the Premises, for or in respect of the Premises or which may become a lien on the Premises, for each tax period partially or wholly included in the Term, such payments to be made in the manner provided in Subsection 4.3.3 of this Section 4.3. For any fraction of a tax period included in the Term at the beginning or end thereof, Tenant shall pay the fraction of taxes so levied or assessed or becoming payable which is allocable to such included period and such obligation shall be deemed to survive expiration or termination of the Lease.

       If at least twenty (20) days prior to the last day for filing an application for abatement of real estate taxes for any tax year, Tenant shall give notice to Landlord that it desires to file an application for abatement of real estate taxes for such tax year and if within ten (10) days after the receipt of such notice Landlord shall not give notice to Tenant that it shall file such application, Tenant shall have the right either in its own name or in the name of Landlord but at its own cost and expense to file such application. If within ten (10) days after receipt by Landlord of such notice by Tenant, Landlord shall give Tenant notice that it shall file such application, Landlord shall file the same prior to the expiration of the time for the filing of the same at its own cost and expense. In any event, if any abatement by whoever prosecuted shall be obtained, the cost and expense of obtaining the same shall be a first charge upon such abatement. If Tenant shall file an application for abatement pursuant to the provisions of this paragraph, Tenant shall prosecute the same to final determination with diligence and shall not, without Landlord's consent, settle, compromise or discontinue the same except that Tenant may discontinue the prosecution of the same at any time after giving Landlord notice thereof and a reasonable opportunity to assume prosecution of the same. If Landlord shall file an application for abatement for any tax year, Landlord shall prosecute the same to final determination with diligence and shall not without Tenant's consent, settle, compromise, or discontinue the same except that Landlord may discontinue the prosecution of the same at any time after giving Tenant notice thereof and a reasonable opportunity to assume prosecution of the same. If either party shall prosecute an application for an abatement, the other will cooperate and furnish any pertinent information in its files reasonably required by the prosecuting party. Such real estate taxes and other charges shall nonetheless be paid on the date upon which they shall be due and payable. Landlord, if requested by Tenant, shall cooperate to the extent required by law in such proceeding, but all expenses incurred by Landlord in connection with such cooperation shall be promptly reimbursed to Landlord by Tenant. In every case, any refund, rebate, credit or abatement of real estate taxes shall be equitably apportioned between the parties with due regard to the duties and rights of each under this Lease, after first reimbursing for their respective costs and expenses in the contest or other proceeding, the parties participating in such contest or proceeding.

(c) Nothing contained in this Lease shall, however, require Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profits or revenue tax or charge (except as provided by law or except for a tax upon rents as provided below) upon the rent payable by Tenant under this Lease; provided, however, that if, at any time during the Term hereof, the present system of ad valorem taxation of real property shall be changed (which change is applicable to all owners of real estate within the applicable taxing district, generally) so that in lieu of, or in addition to, the whole or any part thereof, there shall be assessed on Landlord a capital levy or other tax on the Fixed Rent, Additional Rent or other charges payable by Tenant hereunder, or if there shall be assessed on Landlord a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge measured by or based, in whole or in part, upon the Fixed Rent, Additional Rent or other charges payable by Tenant hereunder (as opposed to a general tax on income), then any and all of such taxes, assessments, levies or charges, to the extent that the same would be payable if the Premises were the only property of Landlord subject to same, shall be deemed to be included in the taxes to be paid by Tenant pursuant to this subsection 4.3.1. but only to the extent billed to and payable by Landlord on account of the Premises. Landlord agrees to furnish Tenant promptly with a copy of each tax bill when and as received.

4.3.2    Betterment Assessments. Tenant shall pay each installment of all
         ----------------------
         public, special or betterment assessments levied or assessed by or becoming payable to any municipality or other governmental authority having jurisdiction of the Premises, for or in respect of the Premises for each installment period partially or wholly included in the term, such payments to be made to Landlord in the manner provided in Subsection 4.3.3 of the Section 4.3. For any fraction of an installment period included in the term at the beginning or end thereof, Tenant shall pay to Landlord the fraction of such installment allocable to such included period. Tenant's obligations with respect to betterment assessments shall apply only to the extent an installment period would be partially or wholly included in the term if the assessment were paid over the longest period permitted by law. Such obligation shall be deemed to survive expiration or termination of the Lease. Tenant shall have the same rights regarding abatement of betterments as are provided in Subsection 4.3.1 with respect to real estate taxes.

4.3.3    Tax Payments. Tenant shall, as Additional Rent, pay taxes and
         ------------
         betterment assessments required under Sections 4.3.1 and 4.3.2 to Landlord or, if requested by Landlord, to its mortgagee on or before the fifteenth (15th) day prior to the last day on which such taxes and assessments may be paid without interest or penalty. Landlord shall promptly furnish Tenant with receipted tax bills or such other evidence of such payment as Tenant may reasonably request.

4.3.4    Insurance. Tenant shall, at its expense, as Additional Rent, take out
         ---------
         and maintain throughout the Term the following insurance protecting Landlord and, where applicable, its mortgagee(s) of which Tenant shall have had notice:

4.3.4.1 (a) Comprehensive General Liability insurance indemnifying against all claims and demands for death or any injury to person or damage to property which may be claimed to have occurred on the Premises in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1, and, which, from time to time during the Term, shall be for such higher limits, if any, as Landlord shall require, provided such higher limits are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes; (b) Cause of Loss - Special Form, property insurance, and builders risk insurance during periods of construction, on a full replacement value, agreed amount basis, with increased cost of construction and difference in condition endorsements, and a Utility Services endorsement, and, if the property is in a flood hazard zone, flood coverage to the extent the same is available at reasonable rates, insuring the Building and its rental value; (d) Rents Loss insurance in the amount of one year's Fixed Rent and Additional Rent; (d) insurance against loss or damage from sprinklers and from leakage or explosions or cracking of boilers, pipes carrying steam or water, or both, pressure vessels or similar apparatus, in such form and amounts as Landlord shall specify; (e) insurance against such other hazards and in such amounts as may from time to time reasonably be required by any bank, insurance company or other lending institution holding a mortgage on the Building, or as Landlord may reasonably require, but Tenant shall not be obligated to provide and maintain any such additional insurance with coverage and limits in excess of those customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes; (f) if a holder of a mortgage so requires, earthquake insurance; and (g) workers' compensation insurance with statutory limits covering all of Tenant's employees working at the Premises.

4.3.4.2 All such policies shall be obtained from responsible companies qualified to do business and in good standing in Massachusetts or New Hampshire. Tenant agrees to furnish Landlord and then holders of mortgages of the Premises of which Tenant shall have had notice with certificates (and, if requested by Landlord or such mortgagees, with copies of the policies) evidencing all such insurance coverage prior to the beginning of the Term hereof and evidencing renewal thereof at least ten (10) days prior to the expiration of any such policy.

4.3.4.3 All policies of insurance required under the provisions of this Section shall, where apt (but not policies solely covering Tenant's trade fixtures and personal property), name Landlord and the then holders of mortgages of the Premises (as to whom Tenant shall have had notice) as insureds, loss payees or as an additional insureds, as applicable, and the policies shall provide that no cancellation or modification thereof shall be effected until thirty (30) days' notice of cancellation or modification is provided to Landlord and any such mortgagee named therein. All policies shall state that any loss shall be payable in accordance with the policy terms notwithstanding any act or negligence of Tenant, its agents or employees and shall be written by companies carrying a rating of A - X or better according to the standards set by A.M. Best Company (or a similar rating by an equivalent rating company). Not less frequently than annually, Tenant shall furnish Landlord with a written certificate addressed to Landlord by Tenant's insurance agent or insurer to the effect that the aforesaid insurance is in force.

4.3.4.4 All insurance (except Workers' Compensation) which is carried by either party with respect to the Premises or to furniture, furnishings, fixtures or equipment therein or alterations or improvements thereto, whether or not required, shall include, where apt, provisions which either designate the other party as one of the insureds or deny to the insurer acquisition by subrogation of rights of recovery against the other party to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in the Commonwealth of Massachusetts or New

         Hampshire(even though extra premium may result therefrom) and without voiding the insurance coverage in force between the insurer and the insured party. On reasonable request, each party shall be entitled to have copies or certificates of policies containing such provisions. Each party, on behalf of itself and its insurers, hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance (or for which a party self-insures) containing said provisions, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance.

4.3.4.5 The proceeds of insurance attributable to a Casualty shall be applied or distributed in the manner and order of priority as is and to such persons provided in Article VII.

4.3.5    Utilities. Tenant shall make arrangements for service and shall pay
         ---------
         directly to the public utility or other agency charged with the collection thereof all charges for telephone, electricity, water, gas and other utilities or services used or consumed on the Premises, whether designated as a charge, tax, assessment, fee or otherwise, all such charges to be paid as the same from time to time become due. It is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all utilities and that Landlord shall be under no obligation to furnish any utilities to the Premises and shall not be liable for any interruption or failure in the supply of any such utilities to the Premises, nor shall Tenant be entitled to an abatement or reduction of rent on account of any such interruption or failure.

4.3.6    Operating Expenses. Tenant shall, at all times, manage and maintain the
         ------------------
         Premises and shall pay all costs and expenses incurred thereby. Without limitation, Tenant shall, at its expense: (a) maintain, for its own benefit and for the benefit of Landlord and any then holders of mortgages of the Premises of which Tenant shall have had notice, all insurance described in Section 4.3.4 or otherwise required by Landlord or such mortgagee(s) (but only to the extent such additional coverage is customarily required for comparable leases and buildings); (b) pay directly (or to Landlord where so required) all utility charges and real estate taxes or taxes in lieu thereof, personal property taxes, assessments for public betterments or public improvements and all other similar governmental taxes, impositions and charges on or affecting the Premises, or any portion thereof; (c) plow snow from and treat ice on the sidewalks, parking lot and loading areas, if any, abutting the Premises and keep any sidewalks, parking lot and loading areas clean and free of rubbish and debris; (d) keep the Building, including, without limitation, the safety, heating, plumbing, electrical, air-conditioning and mechanical systems, exterior walls, glass, doors, roof, foundation, and other structural components of the Building in good order, condition and repair and (e) cause garbage and refuse to be removed daily or more often, as the need requires, in order to maintain the Premises in a safe and sanitary condition. Except as provided in
         Article VII hereof, Tenant shall make all repairs and replacements and perform or cause to be performed all other work necessary for the foregoing purposes, whether the same may be ordinary or extraordinary, foreseen or unforeseen. Anything herein to the contrary notwithstanding, Landlord may at its option (but without obligation) at any time after Tenant shall fail to perform, fulfill or observe any agreement or obligation of Tenant set forth in any provision of this Lease (but only after expiration of any applicable grace period continuing after notice from Landlord to Tenant specifying such failure), or such shorter notice as shall be appropriate in the event of an emergency, pay and perform any or all of the agreements and obligations of Tenant under this Lease and require Tenant, as Additional Rent, to reimburse Landlord for same.

4.3.7   Capital Expenditures. In the event that capital improvements are
        --------------------
        required to be made in order to comply with applicable laws, ordinances or regulations (including, without limitation, Title III of the ADA) now or hereafter enacted, or, where reasonably necessary, to repair or replace the structure, equipment, systems or components of the Building, Tenant shall cause such improvement(s) to be made at its sole cost and expense. The making of any such improvements shall be subject to obtaining Landlord's approval, which shall not be unreasonably withheld or delayed.

4.3.8   Payment to Mortgagee. Landlord reserves the right to provide in any
        --------------------
        Mortgage given by it of the Premises that some or all rents, issues, and profits and all other amounts of every kind payable to the Landlord under this Lease shall be paid directly to the Mortgagee for Landlord's account and Tenant covenants and agrees that it will, after receipt by it of notice from Landlord designating such Mortgagee to whom payments are to be made by Tenant, pay such amounts thereafter becoming due directly to such Mortgagee until excused from such obligation by notice from such Mortgagee.

ARTICLE V

Tenant's Additional Covenants
-----------------------------

5.1     Affirmative Covenants. Tenant covenants at all times beginning with
        ----------------------
        Tenant's first entry into the Premises, during the Term and for such further time as Tenant occupies the Premises or any part thereof:

5.1.1   Perform Obligations. To perform promptly all of the obligations of
        -------------------
        Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the provisions of this Lease are to be paid by Tenant.

5.1.2   Use. To use the Premises only for the Permitted Uses, and from time to
        ---
        time to procure all licenses and permits necessary therefor, at Tenant's sole expense.

5.1.3   Repair and Maintenance. Except as otherwise provided in Article VII, to
        ----------------------
        keep the Premises in good order, condition and repair, reasonable use and wear only excepted; and to make all repairs and replacements and to do all other work necessary for the foregoing purposes whether the same may be ordinary or extraordinary, foreseen or unforeseen. Tenant's obligations regarding the undertaking and payment of capital expenditures related to the above obligations shall be governed by
        Section 4.3.7. Tenant shall maintain HVAC and elevator service contracts (if an elevator is required) in form and with a contractor or provider of such service reasonably satisfactory to Landlord.

5.1.4   Compliance with Law. To make all repairs, alterations, additions or
        -------------------
        replacements to the Premises required by any law or ordinance or any order or regulation of any public authority now or hereafter enacted (unless the Premises are "grandfathered" so that such improvements are not required to be made); to keep the Premises equipped with all safety appliances so required; and to comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws now or hereafter applicable to the Premises (including, without limitation, the ADA as now or hereafter in effect) except that Tenant may defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings and provided that such contest operates to postpone enforcement and provided that Tenant shall indemnify Landlord against any loss, cost or expense on account thereof.

5.1.5   Indemnification. To save Landlord harmless, and to exonerate and
        ---------------
        indemnify Landlord from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority (i) on account of injury, death, damage or loss to person or property in or upon the Premises or arising out of any delivery to or service supplied on, at or to the Premises for the benefit of or at the request of Tenant or persons claiming by, through or under Tenant or to Tenant's invitees, except if the same was caused by the negligence, fault or misconduct of Landlord, its agents, employees, contractors and other persons for whose conduct Landlord is responsible or (ii) on account of the presence or release of Hazardous Materials caused by Tenant or otherwise arising due to the failure of Tenant to comply with applicable laws, regulations and requirements as to Hazardous Materials, or (iii) on account of the failure of Tenant to comply with the ADA, or (iv) on account of or based upon anything whatsoever done on the Premises, except if the same was caused by the negligence, fault or misconduct of Landlord, its agents, employees, contractors or other persons for whose conduct Landlord is responsible, or (v) on account of any default by Tenant under the terms of this Lease. In respect of all of the foregoing, Tenant shall indemnify Landlord from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon; and, in case of any action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord and at Tenant's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord. Landlord agrees that defense by counsel provided by Tenant's insurer, where applicable, shall be satisfactory to Landlord.

5.1.6   Landlord's Right to Enter. To permit Landlord and its agents upon
        -------------------------
        reasonable advance notice to enter upon and examine the Premises at reasonable times (or when reasonably necessary in order to effect repairs or remedy conditions applicable to an emergency, as provided in
        Section 8.5 in which case notice, which may be oral, shall be such as is reasonable under the circumstances) and to show the Premises (except entry to show to prospective tenants shall not be permitted, except in the last twelve (12) months of the Term), and, when and if permitted or required under the provisions of this Lease, to make repairs to the Premises, provided that Landlord undertakes to minimize as much as reasonably practicable any interference with Tenant's business conducted on the Premises.

5.1.7   Personal Property at Tenant's Risk. Tenant shall cause to be insured at
        ----------------------------------
        full replacement value all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the Term of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, and all of the same shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person, for any injury, loss, damage or liability resulting from negligence, fault or misconduct of Landlord, its agents, employees and contractors.

5.1.8   Yield Up. Upon the expiration of the Term or the earlier termination of
        --------
        this Lease: to surrender all keys to the Premises; to remove, at Landlord's request, all of its trade fixtures and personal property in and signs on the Premises; to remove all leasehold improvements and installations made by Tenant; to repair all damage caused by such removal and to yield up the Premises, including all leasehold improvements made by Tenant and not required to be removed by Tenant, broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Any removable property not so removed shall be deemed abandoned and may be removed and disposed of and the damage resulting from such removal repaired by Landlord in such manner as Landlord shall determine at the sole cost and expense of Tenant, which obligation shall be deemed to survive expiration or termination of the Lease. In no event shall Tenant remove any HVAC or other Building components or systems except in connection with the repair and replacement thereof, and only if replaced with comparable items.

5.1.9   Estoppel Certificate. Upon not less than fifteen (15) days' prior
        --------------------
        written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying, if applicable, that this Lease is unmodified and in full force and effect, that Landlord is not in default and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), and the dates to which the Fixed Rent and Additional Rent and other charges have been paid. Any such statement delivered pursuant to this Subsection 5.1.9 may be relied upon by any prospective purchaser or mortgagee of the Premises, or any prospective assignee of such mortgage. Upon not less than fifteen (15) days' prior written request by Tenant, Landlord agrees to execute, acknowledge and deliver to Tenant a similar estoppel certificate, in a form reasonably acceptable to Landlord.

5.1.10  Garbage, Trash and Refuse. To store garbage, trash and refuse in secure
        -------------------------
        and adequately sized containers and to cause such garbage, trash and refuse to be removed daily, or more often, where required in order to maintain the Premises in a safe, clean and sanitary condition, to take reasonable precautions to limit or eliminate odors emanating from garbage, trash and refuse generated and stored at the Premises and to "police" areas where garbage, trash and refuse is stored so as to remove any spillage promptly as the same may occur.

5.1.11  Outdoor Maintenance. To plow snow form and treat ice on the sidewalks,
        -------------------
        parking lot and loading areas, if any, abutting the Premises; keep any sidewalks, parking lot and loading areas clean and free of rubbish and debris; repave and restripe the parking lot when and as reasonably necessary; maintain and, where reasonably necessary; replace any outdoor lighting and security systems; and maintain any landscaped areas in good and attractive condition.

5.2    Negative Covenants. Tenant covenants at all times during the Term and
       ------------------
       such further time as Tenant occupies the Premises or any part thereof:

5.2.1  Assignment and Subletting.
       -------------------------

(a) Not to assign, transfer, mortgage or pledge this Lease or to sublease all or any part of the Premises or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the occupancy of the Premises by anyone other than Tenant without the prior written consent of Landlord as hereinafter provided. The foregoing notwithstanding, Tenant may, without consent of Landlord, sublease or assign to a Related Entity, provided that Tenant shall remain liable under this Lease after such assignment to the same extent as before, which liability shall be primary. As used herein, a "Related Entity" shall be an entity which is owned and controlled by Storage Computer Corporation and, in fact, managed by them. For the purposes hereof, "ownership" shall consist of more than 50% of all financial interest and more than 50% of the voting interest and "control" shall mean the power to direct management and operations or to elect or replace persons having such power. Written notice of any such transfer shall be given to Landlord prior to such transfer, together with sufficient documentation so that Landlord can reasonably determine that the transfer is to a Related Entity.

(b) In the event Tenant desires to assign this Lease or sublet any portion or all of the Premises for which consent of Landlord is required, Tenant shall notify Landlord in writing of Tenant's intent to assign this Lease or sublet the Premises and the proposed assignee or subtenant and the proposed effective date of such subletting or assignment, and shall request in such notification that Landlord consent thereto. Such notice shall be accompanied by (i) a detailed memorandum containing all of the terms of the proposed assignment or sublease signed by Tenant and the proposed transferee, (ii) a certified balance sheet and income and expense statement for the most recent complete fiscal year of such proposed transferee (or in the case of a proposed sublessee, written evidence reasonably acceptable to Landlord that there has been no adverse change in Tenant's financial position since the inception of the Lease),
       (iii) a detailed statement of such proposed transferee's business history and business use, and (iv) a plan of the space which is to be the subject of the transfer, if less than the entire Premises. Landlord's consent shall not be unreasonably withheld to an assignment, or to a subletting, and shall be given (or a rejection given, with specific reasons stated) by notice within fifteen (15) days after Tenant's notification and delivery of such information respecting the proposed assignee or subtenant as Landlord shall reasonably request. Any approved assignment or sublease shall be only for the Permitted Uses.

(c) The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed transfer, where one or more of the following applies: (i) the proposed transferee is of a character or reputation or engaged in a business which is not consistent with the quality or reputation of the Premises or the general area in which the Premises are located; (ii) the proposed transferee does not have a reasonable financial condition (including, without limitation, net worth) in relation to the obligations to be assumed in connection with the transfer; (iii) Tenant has committed and failed to cure a material default at the time Tenant requests consent to the proposed transfer; (iv) the portion of the

        Premises as proposed to be configured or the portion remaining after the transfer, or both together, is/are reasonably estimated by Landlord to result in excessive costs to Landlord which will not be fully reimbursed. A sublessee or assignee may use the Premises, or applicable portion thereof, for any lawful purpose if such sublessee or assignee is a bona fide third party, but Tenant or any Related Entity, shall be restricted to the Permitted Use only. The foregoing shall not be deemed exhaustive of the grounds upon which Landlord may reasonably refuse consent. If Landlord consents thereto, no such subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain the Landlord's written approval in the case of any other subletting or assignment. Tenant shall reimburse Landlord promptly, as Additional Rent, for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to any assignment or subletting.

(d) If for any assignment or sublease consented to by Landlord hereunder Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Fixed Rent and Additional Rent called for hereunder, or in case of a sublease or assignment of part, in excess of such Fixed Rent and Additional Rent fairly allocable to the part, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of such excess over Fixed Rent and Additional Rent payable hereunder. Such payment to Landlord shall be made promptly after receipt by Tenant of rent or other consideration on account of the assignment or sublease. Tenant shall be responsible, at its sole expense, for the payment of all Fix Up Expenses (including, without limitation, brokers fees, legal fees, the cost of any build out for such assignee or sublessee and amounts paid to Landlord in reimbursement to Landlord of third-party expenses incurred in connection with the approval of assignments or subleases) incurred in connection therewith.

5.2.2   Overloading and Nuisance. Not to injure, overload, deface or otherwise
        ------------------------
        harm the Premises; nor commit any nuisance; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate any of the insurance required to be provided hereunder.

5.2.3   Hazardous Materials Anything herein contained to the contrary,
        -------------------
        notwithstanding, Tenant may store on or bring to the Premises small amounts of oil or Hazardous Materials in quantities customarily used by businesses conducting similar operations provided that in so doing, Tenant shall comply with all applicable legal requirements and with the highest standards prevailing in the industry for the storage and use of the same. Tenant shall not bring or permit to be brought or transferred into or keep in or on the Premises, or dump, flush or otherwise dispose of any Hazardous Materials (as hereinafter defined) or any inflammable, combustible or explosive fluid, material, chemical or substance, into the drainage, sewage or waste disposal systems serving the Premises or cause or permit any unusual or other objectionable odors to emanate from or permeate the Premises; nor to generate, store, use, release, spill or dispose of any Hazardous

        Materials in or on the Premises or the land, or to transfer any Hazardous Materials from the Premises to any other location; and not to commit or suffer to be committed in or on the Premises any act which would require any reporting or filing of any notice with any governmental agency pursuant to any statutes, laws, codes, ordinances, rules or regulations, present or future, applicable to the Premises or to Hazardous Materials.

Tenant agrees that if it or anyone claiming under it shall generate, store, release, spill, dispose of or transfer to the Premises any Hazardous Materials, it shall forthwith remove the same, at its sole cost and expense, in the manner provided by all applicable Environmental Laws, regardless of when such Hazardous Materials shall be discovered. Furthermore, Tenant shall pay any fines, penalties or other assessments imposed by any governmental agency with respect to any such Hazardous Materials and shall forthwith repair and restore any portion of the Premises or land which it shall disturb in so removing any such Hazardous Materials to the condition which existed prior to Tenant's disturbance thereof.

Tenant agrees to deliver promptly to Landlord any notices, orders or similar documents received from any governmental agency or official concerning any violation of any Environmental Laws or with respect to any Hazardous Materials affecting the Premises.

For purposes of this Lease, the term "Hazardous Materials" shall mean and include any oils, petroleum products, asbestos and any other toxic or hazardous wastes, materials and substances which are defined, determined or identified as such in any Environmental Laws, or in any judicial or administrative interpretation of Environmental Laws. "Environmental Laws" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or Hazardous Materials or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or Hazardous Materials or wastes or the cleanup or other remediation thereof.

The obligations of Tenant contained in this Section 5.2.3 shall survive the expiration or termination of this Lease.

5.2.4   Installation, Alterations or Additions. Not to make any installations,
        --------------------------------------
        alterations or additions in, to or on the Premises without on each occasion obtaining the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, and then only pursuant to plans and specifications approved by Landlord in advance in each instance; provided, however, that if Tenant wishes to make non-structural alterations or improvements having a cost or value not to exceed Twenty Five Thousand Dollars ($25,000), then the requirement of obtaining Landlord's consent shall not apply. Tenant shall pay when due the entire cost of any work to the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials. If any mechanics' liens or other encumbrances relative to such work shall be filed against the Premises, Tenant shall bond off or discharge the same within ten (10) business days of notice thereof. Tenant shall procure all necessary licenses and permits at Tenant's sole expense before undertaking such work. Tenant shall also comply with Exhibit B, which shall be applicable to any original and all subsequent construction. All such work shall be done in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws. Tenant shall save Landlord and any mortgagee harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work.

5.2.5   Signs. Not to place any signs on the Building or elsewhere on the
        -----
        Premises, except such as are permitted by law. Such signs shall be maintained in good repair by Tenant and shall conform to applicable requirements of public authorities. Tenant shall, at its expense, obtain all licenses and permits applicable to such sign(s).

5.2.6   Compliance with Insurance Regulations. Not to do or permit to be done
        -------------------------------------
        any act or thing upon the Premises which will invalidate or be in conflict with the terms of the Massachusetts standard form of fire, boiler, sprinkler, water damage or other insurance policies covering the Premises and the fixtures and property therein. Tenant shall, at its own expense, comply with all rules, regulations, and requirements of the National Board of Fire Underwriters or any state or other similar body having jurisdiction.

ARTICLE VI

Landlord's Covenants
--------------------

6.1     Quiet Enjoyment. Landlord agrees that upon Tenant's paying the rent and
        ---------------
        performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term hereof without any manner of hindrance or molestation from Landlord, subject, however, to the terms and provisions of this Lease.

6.2     Payments. Unless paid directly by Tenant as required or permitted
        --------
        herein, Landlord shall cause all taxes and betterment assessments to be paid when and as funds are furnished by Tenant under Section 4.3.3 and furnish Tenant with a copy of the receipted tax bill or such other evidence of payment as Tenant may reasonably request.

ARTICLE VII

Casualty or Taking
------------------

7.1     Termination. In the event that a substantial or integral portion of the
        -----------
        Premises shall be taken by any public authority or for any public use or destroyed by the action of any public authority (a "Taking"), then this Lease may be terminated by either Landlord or Tenant, at Landlord's or Tenant's option, by notice to the other within sixty (60) days of notice of the Taking, effective as of the effective date of the Taking. As used herein, "substantial or integral" shall mean at least thirty percent (30%) of the gross floor area of the Building or, additionally, as to Tenant's right to terminate, such portion of the Building (even though a lesser percentage than provided above) if the effect of the Taking is that Tenant can no longer reasonably conduct business operations in the Premises. In the event that any of the Premises shall be destroyed or damaged by fire or casualty (a "Casualty") and if a mutually acceptable architect, engineer or contractor (who shall have at least five (5) years experience in the construction of buildings comparable to the Building) shall determine within thirty (30) days after such Casualty that the cost of the restoration equals or exceeds eighty percent (80%) of the replacement cost of the Premises immediately preceding the Casualty (or, if such Casualty occurs in the last three
        (3) years of the Term and the cost of restoration equals or exceeds fifty percent (50%) of the replacement cost) or that the restoration will require in excess of one (1) year from the date of the Casualty to restore the Premises, then this Lease may be terminated by Landlord or Tenant, at Landlord's or Tenant's option, by notice to the other party within thirty (30) days after such determination.

In the event of a termination on account of a Casualty, the proceeds of insurance recovered on account thereof (and the amount, if any, of any deductible applicable thereto, which shall be contributed by Tenant) shall be applied first to repayment in full of the indebtedness secured by any then first mortgage of the Premises to an institutional lender and next to be paid or applied to Tenant for the loss relating to the then unamortized value of the capital improvements made by Tenant (but not personal property) amortized on a straight line basis over the Initial Term, prior to any payment to Landlord.

7.2     Restoration. In the event of a Taking or a Casualty, and unless or until
        -----------
        Landlord or Tenant shall exercise an election to terminate provided in
        Section 7.1, this Lease shall continue in force and a just proportion of the Fixed Rent, Additional Rent and other charges hereunder, according to the nature and extent of the damages sustained by the Premises, but not in excess of the net proceeds of insurance recovered under the rent continuation insurance carried pursuant to Section 4.3.4, shall be abated until the Premises, or what may remain thereof, shall be put in proper condition for the conduct of Tenant's business. Upon the occurrence of a Casualty, if there is no institutional mortgage, Landlord and Tenant shall jointly adjust the loss and the proceeds of the insurance shall be paid into a joint account in a financial institution acceptable to both of them. The proceeds shall be released out of said account, from time to time, at such time and in such manner as is mutually acceptable (the parties acting reasonably) but solely for the purpose of restoration as provided herein. At the election of an institutional lender holding a first mortgage of the Premises, such lender, instead of Landlord, shall be permitted to adjust the loss and hold and disburse the proceeds jointly with Tenant (the parties acting reasonably) and such lender may hold such proceeds pending disbursement but subject to the obligation to restore, subject to such reasonable limitations as such lender and Tenant shall agree upon. Unless the Lease has been terminated pursuant to Section 7.1, Landlord covenants to cause the Premises to be restored to substantially the condition they were in immediately prior to the Casualty or Taking, subject to zoning and building laws or ordinances then in existence with reasonable diligence at Landlord's expense; provided, however, that Landlord's obligations with respect to restoration shall be limited to the net proceeds of insurance recovered or damages awarded for such Casualty or Taking and made available for restoration by Landlord's mortgagee, subject to the foregoing. Tenant shall augment the amount available for restoration by paying to or for the account of Landlord or if there is such an institutional lender, to such lender unless it otherwise directs, the amount of any deductible applicable to the policy or policies. "Net proceeds of insurance recovered or damages awarded" refers to the gross amount of such insurance or damages (and the amount, if any, contributed by Tenant on account of any deductible under the applicable policy), less the reasonable expenses of Landlord in connection with the collection of the same, including, without limitation, fees and expenses for legal and appraisal services. If the Premises shall not have been restored, where restoration is required pursuant to the foregoing, within one (1) year from the date of the casualty, other than for force majeure as provided in Section 10.4 (including, without limitation, any delay in adjusting the loss and receiving the insurance proceeds), then upon written notice to Landlord, Tenant shall have the right to cause such restoration to be completed itself, instead of Landlord, in which event the insurance proceeds (or balance remaining thereof) shall be made available to Tenant out of said account in the same manner as provided above and Tenant shall have no obligation to pay Fixed Rent hereunder from the expiration of said one (1) year period until the restoration has been completed and an occupancy permit issued. If Tenant exercises such right, Tenant agrees diligently to prosecute the restoration, subject to force majeure.

7.3     Award. Irrespective of the form in which recovery may be had by law, all
        -----
        rights to damages or compensation for any Taking, unless released for the purposes of restoration, shall be applied, first to repayment of the indebtedness then secured by a first mortgage of the Premises. After payment to the first mortgagee as aforesaid, Tenant shall be entitled to receive out of the proceeds of any award on account of the Taking, the value of the then unamortized capital improvements (but not personal property) made by Tenant at Tenant's expense (amortized on a straight line basis over the Initial Term) before any payment to Landlord. Subject to the foregoing priorities and Tenant's rights as aforesaid, Tenant hereby grants to Landlord and the first mortgagee all of Tenant's rights to such damages and compensation and covenants to deliver such further assignments thereof as Landlord or such mortgagee may from time to time request. Tenant (or anyone claiming through Tenant) may make a claim separate and independent from Landlord for the value of Tenant's personal property and Tenant's moving and relocation expenses, provided that payment of the separate award to Tenant does not reduce Landlord's award from the Taking authority as to the value of the Premises, but the foregoing shall not affect the priorities with respect to such proceeds set forth in this Article VII.

        ARTICLE VIII

Defaults
--------

             8.1    Events of Default.
                    -----------------

                    (a) If Tenant shall default in the performance of any of its obligations to pay the Fixed Rent or Additional Rent hereunder and if such default shall continue for ten (10) days after notice from Landlord designating such default (provided, however, that if notice of any such failure of payment shall have been given at least twice in the twelve (12) month period next preceding such failure to pay, such notice need not be given and such failure to pay without notice shall constitute a default by Tenant) or if within thirty (30) days after notice from Landlord to Tenant specifying any other default or defaults, Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion (provided, however, that there shall be no extension of time beyond such thirty (30) day period for the curing of any such default unless Tenant (i) shall specify in a written notice to Landlord given prior to the expiration of the thirty (30) day period, the cause on account of which the default cannot be cured within such period and shall advise the Landlord of its intention to institute all steps necessary to cure the default pursuant to a schedule approved by Landlord in writing, and (ii) shall duly institute and thereafter diligently prosecute to completion the cure of such default; and provided, further, however, that the thirty (30) day or longer grace period provided above shall not be applicable to emergency conditions where more expeditious action is required to alleviate danger to persons or property which may result on account of a failure of performance by Tenant and in such situation, the applicable grace period shall be such time as is reasonable under the circumstances for corrective work to be accomplished so as to abate the dangerous condition) or (b) there occurs an unauthorized change in the ownership of Tenant or an unauthorized transfer of the leasehold interest, or any portion thereof in violation of the provisions of Section 10.8, or (c) unless due to a Casualty or Taking, Tenant shall abandon or vacate the Premises or any substantial portion thereof, or (d) if any assignment shall be made by Tenant for the benefit of creditors, or (e) if Tenant's leasehold interest shall be taken on execution, or (f) if a petition is filed by Tenant for liquidation, or for reorganization or an arrangement under any provision of any bankruptcy law or code as then in force and effect, or (g) if an involuntary petition under any of the provisions of any bankruptcy law or code is filed against Tenant and such involuntary petition is not dismissed within ninety (90) days thereafter, then, and in any of such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter, without demand or notice, enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant in accordance with Section 10.1 hereof, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Lease shall terminate, and Landlord, without notice to Tenant, may store Tenant's effects, and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

             8.2    Remedies.
                    --------

                    (a) In the event that this Lease is terminated on account of a default of Tenant under any of the provisions contained in Section
        8.1 or shall be otherwise terminated for breach of any obligation of Tenant, and subject to subparagraph (c) hereof, Tenant shall pay as an additional and cumulative obligation after any such termination punctually to Landlord all the sums which Tenant covenants in this Lease to pay and the reasonable costs of performing Tenant's obligations under this Lease in the same manner and to the same extent and at the same time as if this Lease had not been terminated, which obligation shall be deemed to have survived such termination.

                    (b) As an alternative to the remedy set forth in (a) above, at Landlord's election, exercisable by notice within a year following the effective date of termination under Section 8.1, Tenant covenants to pay to Landlord the total aggregate Fixed Rent reserved for the balance of the then Term (exclusive of any unexercised Extension Terms) remaining at the time of payment, less the fair market rental value of the Premises for the remainder of the Term estimated as of the date of termination, taking into account reasonable projections of vacancy time required to re-lease the Premises, discounted to present value at a rate equal to the then U.S. Prime Rate of Interest, as published in the Wall Street Journal as of the date of the landlord's exercise.

                    (c) In calculating the amounts to be paid by Tenant hereunder under subparagraph (a) above, Tenant shall be credited with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and reasonable expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may relet the Premises or any part or parts thereof, for a term or terms which may, at Landlord's option reasonably exercised, to be equal to or less than or exceed the period which would otherwise have constituted the balance of the applicable Term (excluding any unexercised Extension Terms) and for such consideration or rent as Landlord shall be able, in the exercise of reasonable diligence, to obtain. Notwithstanding anything to the contrary herein, Landlord shall not be required to (i) use methods or procedures other than its usual methods and procedures for finding a tenant or tenants for comparable space; (ii) lease the Premises in preference to space in the Building or in any other property owned by Landlord; (iii) lease the Premises at rents lower than the rate at which Landlord would otherwise offer such space to a third party; (iv) make improvements to the Premises at Landlord's expense; and (v) lease the Premises for any purpose or use other than specifically permitted by this Lease. Landlord shall not be liable to Tenant for Landlord's failure to re-lease the Premises despite the exercise of reasonable efforts, and no such re-leasing shall relieve Tenant of its obligations under the terms of this Lease, including, without limitation, the payment of rent as set forth herein.

               (d) Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

               (e) Tenant shall pay, as Additional Rent, Landlord's reasonable costs and expenses incurred in successfully enforcing Tenant's obligations under this Lease, which obligation shall survive termination or expiration of the Lease.

          8.3  Remedies Cumulative. Any and all rights and remedies which either
               -------------------
     party may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

          8.4  Landlord's Right to Cure Tenant's Defaults. Landlord may, but
               ------------------------------------------
     shall not be obligated to, cure any material default by Tenant under this Lease but, only after notice and the expiration of the applicable grace period, except as provided in Section 8.5. All costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing such default shall be paid, as Additional Rent, by Tenant to Landlord on demand, together with interest thereon from the date of payment by Landlord to the date of payment by Tenant.

          8.5  Emergency Conditions. If necessary by reason of emergency to
               --------------------
      protect the interest of either party in the Premises (such as to prevent a forfeiture or foreclosure of such interest or deprivation of appurtenant rights thereunder) or to prevent the interruption or further interruption of the conduct of business in the Premises or the providing of services or access and egress critical to Tenant's ability to operate its business at the Premises, or to prevent injury to persons or damage to property (any or all of the foregoing being an "Emergency Condition"), either party may cure a default by the other at the expense and for the account of the other, prior to the expiration of the applicable grace period but only after notice to the other party (which may be oral) and such opportunity as is reasonable under the circumstances to cause the cure thereof by such other party.

          8.6  Effect of Waivers of Default. Any consent or permission either by
               ----------------------------
      Landlord or Tenant to any act or omission which otherwise would be a breach of any covenant or condition herein on the other to be performed or observed, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of the other party to perform or observe any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

          8.7  No Waiver, etc. The failure of either party to seek redress for
               --------------
      violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation.

          No consent or waiver, express or implied, by either party to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

          8.8  No Accord and Satisfaction. No acceptance by Landlord of a lesser
               --------------------------
      sum than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

      ARTICLE IX

Rights of Mortgage Holders

          9.1  Rights of Mortgage Holders. The word "mortgage" as used herein
               --------------------------
      includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. No such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be necessary to implement the provisions of this Section 9.1.

     9.2  Lease Superior or Subordinate to Mortgages. The rights and interest of
          ------------------------------------------
Tenant under this Lease shall be (i) subject or subordinate to any present or future mortgage or mortgages and to any and all advances to be made thereunder, and to the interest of the holder thereof in the Premises or any property of which the Premises are a part, if such holder (or Landlord at the request of such holder), shall request Tenant to subject or subordinate the rights and interest of Tenant under this Lease to such mortgage, or (ii) prior to any present or future mortgage or mortgages, if such holder (or Landlord, at the request of such holder), shall request Tenant, to give the rights and interest of Tenant under this Lease priority to such mortgage; in the event of either of such elections and upon notification by Landlord to that effect, the rights and interest of Tenant under this Lease shall be deemed to be subordinate to, or have priority over, as the case may be, said mortgage or mortgages, irrespective of the time of execution or time of recording of any such mortgage or mortgages; provided that, in the case of subordination of this Lease to any future mortgages, the holder thereof agrees not to disturb the possession of Tenant, so long as Tenant is not in material default hereunder, after notice and the expiration of the applicable grace period. Tenant agrees it will, upon request of Landlord, execute, acknowledge and deliver any and all instruments reasonably necessary to give effect to or notice of such subordination or priority.

     9.3  Non-Disturbance From Present Mortgage. Landlord agrees to obtain from
          -------------------------------------
the holder(s) of present mortgage(s), if any, in effect at or prior to the commencement of the Term an agreement that the possession of Tenant will not be disturbed and containing such other provisions as Tenant deems acceptable.

     9.4  Other Provisions Relating to Mortgages. No Fixed Rent, Additional Rent
          --------------------------------------
or any other charge shall be paid more than fifteen (15) days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee (or its agent or servicer) be a nullity as against such mortgagee and Tenant shall be liable for the amount of such payments to such mortgagee.

     In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction or to exercise self-help rights (except as to an Emergency Condition under Section 8.5), Tenant shall not exercise any such right (a) until it shall have given notice, in the manner provided in Section 10.1, of such act or omission to the holder of any mortgage encumbering the Premises whose name and address shall have been furnished to Tenant in writing, and (b) until the time period provided in this Lease for remedying such act or omission shall have elapsed following the giving of such notice, and (c) such additional time, if any, as is reasonably necessary in order for the holder of such mortgage to enter into possession in order to effect such cure, provided that following the giving of such notice, Landlord or such holder (after entering into possession) shall, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.

     In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage now or hereafter encumbering the Premises, Tenant shall attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as Landlord under this Lease.

ARTICLE X

Miscellaneous Provisions

     10.1  Notices From One Party to the Other. All notices required or
           -----------------------------------
permitted hereunder shall be in writing and addressed, if to the Tenant, at the Original Address of the Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given and served (whether or not accepted for delivery) when mailed to such address postage prepaid, by registered or certified mail, return receipt requested, or, in the alternative, when entrusted to any recognized delivery service which provides receipts for delivery or if sent by facsimile, provided that if notice is not given by mail or hand delivery, a confirmation copy is sent by mail or hand delivery as aforesaid.

     10.2  Lease Not to be Recorded. Tenant agrees that it will not record this
           ------------------------
Lease. Both parties shall, upon the request of either, execute and deliver for recording a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute.

     10.3  Limitation of Landlord's Liability. Tenant agrees from time to time
           ----------------------------------
to look only to Landlord's interest in the Premises and in the rents, issues and profits thereof accruing after enforcement is sought, and in proceeds of insurance on account of a Casualty and proceeds of a Taking ("Reachable Interest") for satisfaction of any claim against Landlord hereunder and not to any other property or assets of Landlord. If Landlord from time to time transfers its interest in the Premises, then from and after each such transfer Tenant shall look solely to the Reachable Interest of each of Landlord's transferees for the performance of all of the obligations of Landlord hereunder arising on or after such transfer. The obligations of Landlord shall not be binding on any trustees, partners or beneficiaries of Landlord or of any successor, individually, but only upon Landlord's or such successor's Reachable Interest in the Premises.

     10.4  Force Majeure. Except as otherwise expressly provided herein, the
           -------------
failure of either party to perform the obligations, covenants and agreements in this Lease contained shall be excused during such period as the party failing to perform is unable to do so by reason of Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control; provided, however, Tenant shall not be excused from its obligations hereunder to pay Fixed Rent, Additional Rent and obligations which involve the payment of money by reason of any of the foregoing matters contained in this
Section 10.4, and neither Landlord nor Tenant shall be excused from any of its obligations hereunder by reason of its financial difficulties.

     10.5  Applicable Law and Construction. This Lease shall be governed by and
           -------------------------------
construed in accordance with the laws of the State of New Hampshire and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively.

     10.6  Interest. Any amount due from one party to the other hereunder,
           --------
including on account of a default, shall bear interest at the lesser of (i) two percent (2%) above the Prime Rate published by The Wall Street Journal on the
                                               -----------------------
date closest to the date such payment was required to be made hereunder or, if higher, default interest rate on Landlord's mortgage financing or (ii) the highest legal rate permitted under the laws of the Commonwealth of Massachusetts.

     10.7  Security Deposit. If any amount is specified in Section 1.1 as a
           ----------------
security deposit, Tenant shall pay the same to Landlord upon the execution of this Lease. Landlord acknowledges receipt from Tenant of said security deposit to be held by Landlord as security without interest for and during the Term, which deposit shall be returned to Tenant at the termination of this Lease, provided there has been no breach of the undertakings of Tenant. In no instance shall the amount of the security deposit be considered a measure of liquidated damages. All or any part of the security deposit may be applied by Landlord in total or partial satisfaction of any default by Tenant. The application of all or any part of the security deposit to any obligation or default of Tenant under this Lease shall not deprive Landlord of any other rights or remedies Landlord may have, nor shall such application by Landlord constitute a waiver by Landlord. If all or any part of the security deposit is applied to an obligation of Tenant hereunder, Landlord shall have the right to call upon Tenant to restore the security deposit to its original amount by giving notice to Tenant and Tenant shall immediately restore the security deposit by payment thereof to Landlord. Tenant shall not have the right to call upon Landlord to apply all or any part of the security deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely at the discretion of Landlord. Upon any conveyance by Landlord of its interest under this Lease, the security deposit may be turned over by Landlord to Landlord's grantee or transferee and upon any such delivery of the security deposit, Tenant hereby releases Landlord herein of any and all liability with respect to the security deposit, its application and return and Tenant agrees to look solely to such grantee or transferee and it is further understood that this provision shall also be for the benefit of and be binding upon subsequent grantees and transferees.

     10.8  Voting Control of Tenant. If at any time during the term of this
           ------------------------
Lease, Tenant is:

          (a) a corporation or a trust (whether or not having shares of beneficial interest) and there shall occur any change in the identity of any of the persons then having power to control the election or appointment of the directors, trustees or other persons exercising like functions and managing the affairs of Tenant; or

          (b) a partnership or association or otherwise not a natural person (and is not a corporation or a trust) and there shall occur any change in the identity of any of the persons who then are members of such partnership or association or who comprise Tenant.

     Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within ninety (90) days thereafter. If Tenant fails to so notify Landlord, Landlord may terminate at any time following the occurrence of
(a) or (b) above. This Section 10.8 shall not apply if the initial Tenant named herein is a corporation and the outstanding voting stock thereof is listed on a recognized securities exchange.

     Partnership. Landlord shall not in any way nor for any purpose be deemed or become a partner of Tenant in the conduct of its business or otherwise, or a joint venturer or a member of a joint enterprise with Tenant by reason of entering into this Lease.

     10.9  Entire Agreement. This Lease and any exhibits or riders attached
           ----------------
hereto and forming a part hereof set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

     10.10 Captions, Etc. The captions, section numbers, article numbers and
           --------------
index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease, nor in any way affect this Lease.

     10.11 Partial Invalidity. If any term, covenant or condition of this Lease
           ------------------
or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and such term, covenant or condition of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

     10.12 Legal Expenses. In case suit be brought for recovery of possession of
           --------------
the Premises for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed and a breach shall be established or Landlord shall otherwise prevail, Tenant shall pay to Landlord all reasonable fees and expenses incurred therefore. If Tenant shall bring suit to enforce any obligation of Landlord hereunder and such breach shall be established or Tenant shall otherwise prevail, Landlord shall pay Tenant all reasonable fees and expenses incurred therefor.

     10.13 Notice of Lease. Tenant shall not record this Lease without a written
           ---------------
consent of Landlord. However, upon the request of either party hereto, the other party shall join in the execution of a memorandum, notice or so-called "short form" of this Lease in accordance with general laws of the State of New Hampshire for the purpose of recordation. Said memorandum, notice or short form of this Lease shall describe the parties, the Premises and the term and shall incorporate this Lease by reference.

     10.14 Confidential Information. Landlord and Tenant hereby agree that the
           ------------------------
terms and provisions of this Lease (except such terms and provisions as may be set forth in any notice or certificate expressly allowed hereunder) shall be kept strictly confidential and shall not be disclosed to third parties without the prior written consent of the other party, except if pursuant to the order of a court or governmental agency of competent jurisdiction related to proceedings in which a party hereto is required to disclose.

     10.15 Cumulative Remedies. The specific remedies to which Landlord may
           -------------------
resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

     10.16 Submission Not an Offer. The submission of this Lease or a summary of
           -----------------------
some or all of its provisions for examination does not constitute a reservation of or option for the Premises or an offer to lease, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Demised Premises unless and until this Lease has been executed and delivered by both Landlord and Tenant.

     10.17 Corporate Authority. The undersigned officer of Tenant hereby
           -------------------
warrants and certifies to Landlord that Tenant is a corporation duly organized and in good standing under the laws of the State of Delaware and is authorized to do business in the State of New Hampshire and to execute and deliver this Lease. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature hereto.

     10.18 Waiver of Trial by Jury. The parties hereto shall and they hereby do
           -----------------------
waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.

     10.19 Transferee Liability. If the Landlord shall sell the Premises or
           --------------------
transfer its interest in this Lease to a buyer or transferee who will assume and agree to perform and observe the obligations, covenants and conditions by the Landlord herein to be performed or observed, the Landlord, from and as of the date of such sale or transfer, shall be forever released and discharged from any and all of its obligations thereafter arising hereunder.

     10.20 Counterparts. This Lease may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Lease by signing any such counterpart.

     WITNESS the execution hereof under seal on the day and year first above written.

Landlord:

Kristiania Corporation

By /s/ Theodore Goudlandez
   -------------------------------

Title President
      ----------------------------

Tenant:

Storage Computer Corporation

By /s/ Edward Gardner
   -------------------------------

Title President
      ----------------------------

EXHIBIT A

DESCRIPTION OF LAND

                                      -32-